Q3 2024 Earnings Supplement November 2024 Exhibit 99.2

Disclaimer Repay Holdings Corporation (“REPAY” or the “Company”) is required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”) Such filings, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. On July 11, 2019, Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed their previously announced business combination under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to Repay Holdings Corporation. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s 2024 outlook and other financial guidance, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and REPAY’s business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent Form 10-Qs, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Presentation. Forecasts and estimates regarding our industry and end markets are based on sources REPAY believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on business disposition, loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted EBITDA margin is a non-GAAP financial measure that represents Adjusted EBITDA divided by GAAP revenue. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on business disposition, loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and strategic initiative costs and other non-recurring charges, non-cash interest expense, net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although management excludes amortization from acquisition-related intangibles from REPAY’s non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Each of “organic revenue growth,” and “organic gross profit (GP) growth” is a non-GAAP financial measure that represents the percentage change in the applicable metric for a fiscal period over the comparable prior fiscal period, exclusive of any incremental amount attributable to acquisitions or divestitures made in the comparable prior fiscal period or any subsequent fiscal period through the applicable current fiscal period. Any financial measure (whether GAAP or non-GAAP) that is modified by “excl. political media” or “normalized” (such as Normalized Organic GP Growth) is a non-GAAP financial measure that measures a defined growth rate exclusive of the estimated contribution from political media clients in the prior corresponding period. Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. REPAY believes that each of the non-GAAP financial measures referenced in this paragraph provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled with the same or similar description, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider each of the non-GAAP financial measures referenced in this paragraph alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.

1 Financial Update & Outlook

We remain positioned for another year of profitable growth, while being focused on accelerating FCF conversion in 2024 We will continue to take advantage of the many secular trends towards frictionless digital payments that have been, and will continue to be, a tailwind driving our business

Financial Update – Q3 2024 ($MM) Revenue Gross Profit Adjusted EBITDA (2) Gross profit margin represents gross profit / revenue Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See slide 1 under “Non-GAAP Financial Measures” and slide 23 for reconciliation. Adjusted EBITDA margin represents adjusted EBITDA / revenue Free Cash Flow and Free Cash Flow conversion are non-GAAP financial measures. See slide 1 under “Non-GAAP Financial Measures” and slide 26 for reconciliation. Free Cash Flow conversion represents Free Cash Flow / Adjusted EBITDA 76% 78% % Margin (1) 43% 44% % Margin (2) 9% y/y growth 6% y/y growth 10% y/y growth Free Cash Flow (3) 44% 139% FCF conversion (3) 250% y/y growth

Strong Growth and Accelerating FCF Conversion – Year-to-Date 2024 Q3 2024 YTD 2024 Gross Profit growth 9% 8% Divestiture impact n/a 1% Organic Gross Profit Growth (1) 9% 9% Adjusted EBITDA growth (2) 10% 12% Free Cash Flow Growth (3) 250% 164% Organic gross profit growth is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” and slide 29 for reconciliation Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA growth represents percentage change in this non-GAAP financial measure for a fiscal period over the comparable prior fiscal period, with no other adjustments. See slide 1 under “Non-GAAP Financial Measures” and slide 23 for reconciliation Free Cash Flow and Free Cash Flow Conversion are non-GAAP financial measures. Free Cash Flow growth represents percentage change in this non-GAAP financial measure for a fiscal period over the comparable prior fiscal period, with no other adjustments. See slide 1 under “Non-GAAP Financial Measures” and slide 26 for reconciliations. Free Cash Flow Conversion represents Free Cash Flow / Adjusted EBITDA Free Cash Flow Conversion (3) Q3 Free Cash Flow benefited from ~$20 million favorable net working capital impact due to the timing of settlement accounts ~$15 million expected to reverse during Q4

Consumer Payments Results – Q3 2024 ($MM) Key Business Highlights Winning large enterprise clients who are adopting more payment channels and modalities Resilent trends across auto loans, personal loans, credit unions, and mortgage servicing, while seeing general consumer softness Continued strong adoption of non-card volume-based products Executing on integration refreshes to further penetrate software partnerships, which leads to confidence in our sales pipeline GP margins benefited from processing costs optimization and strategic initiatives Gross Profit Margin 78% 79% 1% y/y growth 2% y/y growth

Strong sales pipeline within healthcare, property management, and municipality verticals via direct sales and new / refreshed integrations Benefiting from strong political media contributions Increased our AP Supplier Network to 330,000+ suppliers GP margins benefited from processing costs optimization and automation initiatives Business Payments Results – Q3 2024 ($MM) Key Business Highlights Gross Profit Margin 74% 79% 58% y/y growth 67% y/y growth

Balance Sheet Flexibility and Net Leverage Total liquidity represents cash balance plus undrawn $250 million revolver facility Management estimated 2024E cash balance based on updated Adjusted EBITDA outlook of $139 million – $142 million, ~65% reported FCF conversion outlook, and estimated Q4 net working capital impact of ~$15 million. Management estimated total liquidity for 2025E expected to be in excess of near-term debt maturity Adjusted EBITDA is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures.” LTM Adjusted EBITDA represents the sum of the Adjusted EBITDA for the four most recent fiscal quarters. See slide 12 for such amounts and additional reconciliation information contained in footnote 2 of Slide 12 Liquidity & Near-Term Debt Maturity Focused on Maintaining Significant Liquidity Business focused on high cash flow conversion and further improvements Continued investments in organic growth Preserve liquidity and profitability through: Hiring focused on revenue generating / supporting roles Limited discretionary expenses Negotiations with vendors Accelerating FCF conversion On-going cash generation & continued improvements in FCF conversion (1) (In $ millions) (3) ~$192 – $194 ~$442 – $444 Net Leverage as of September 30, 2024 Total Debt $508 MM Cash Balance $169 MM Net Debt $339 MM LTM Adjusted EBITDA (4) $138 MM Net Leverage 2.5x Committed to Prudently Managing Leverage Total Outstanding Debt comprised of: $220 million 2026 Convertible Notes with 0% coupon Newly issued $288 million 2029 Convertible Notes with 2.875% coupon $250 million revolver facility provides flexibility for debt maturities and further acquisitions (upsized on July 10, 2024) Secured net leverage covenant is max of 2.5x (definitionally excludes convertible notes balance) (1) (2)

Updated FY 2024 Outlook REVENUE GROSS PROFIT ADJUSTED EBITDA FREE CASH FLOW CONVERSION (1) $314 – $320MM $245 – $250MM $139 – $142MM ~65% reported (2) Note: REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted Adjusted EBITDA and Free Cash Flow Conversion to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading Free Cash Flow Conversion represents Free Cash Flow / Adjusted EBITDA Reported Free Cash Flow Conversion outlook of ~65% incorporates the favorable net working capital impact (and expected partial reversal) due to the timing of settlement accounts as explained on slide 5. When excluding these net working capital impacts, Free Cash Flow Conversion outlook is ~60% REPAY updates it previously provided outlook for full year 2024 ~44% Margins ~78% Margins (unchanged) (unchanged) (unchanged) (prior ~60% reported)

FY 2024 Gross Profit Outlook Bridge Blue Cow divestiture Existing Client Growth (1) Political media contribution (1) $245 - $250 New Client Growth (1) Management estimates as of 11/12/2024 (In $ Millions)

Updated FY 2024 Outlook Bridge Free Cash Flow Conversion represents Free Cash Flow / Adjusted EBITDA. See slide 1 under “Non-GAAP Financial Measures” and slides 24 & 26 for reconciliations Updated Free Cash Flow Conversion (1) Gross Profit & Adjusted EBITDA $245 - $250 $139 - $142 Adjusted EBITDA to grow faster than Gross Profit… (In $ Millions) … combined with Capex reduction, FCF Conversion to accelerate ~

History of Sustained Growth Across All Key Metrics… Gross Profit (1) Revenue (1) Free Cash Flow (2) Adjusted EBITDA(2) (In $ Millions) (In $ Millions) (In $ Millions) (In $ Millions) 16% CAGR 85% CAGR (3) Consumer Payments Business Payments Consolidated Consolidated totals include the elimination of intersegment revenues Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See slide 1 under “Non-GAAP Financial Measures” and slides 23 & 26 for reconciliations. For historical periods shown with respect to Adjusted EBITDA, see the reconciliations provided in the Company’s previous reported earnings releases and filings on Form 10-K or Form 10-Q with respect to such period ended. CAGR is from Q2 2021 to Q3 2024 17% CAGR 17% CAGR

…With Expanding Gross Profit Margins and Accelerating FCF Conversion FCF Conversion (1) Gross Profit Margin Free Cash Flow Conversion represents Free Cash Flow / Adjusted EBITDA. Free Cash Flow Conversion is non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures” and slide 26 for reconciliation

2 Strategy & Business Updates

Acquire New Clients in Existing Verticals With Our YTD 2024 Performance We See Multiple Levers to Continue to Drive Growth YTD 2024 Organic GP Growth 9% EXECUTE ON EXISTING BUSINESS BROADENING ADDRESSABLE MARKET AND SOLUTIONS REPAY’s leading platform & attractive market opportunity position it to build on its record of robust growth & profitability Operational Efficiencies Expand Usage and Increase Adoption Strategic M&A Future Market Expansion Opportunities Majority of Consumer Payments growth from further penetration of existing client base Majority of Business Payments growth from acquiring new clients

ADDED NEW CLIENTS VIA DIRECT SALESFORCE ACROSS ALL VERTICALS 276 SOFTWARE PARTNER RELATIONSHIPS(1), INCLUDING: As of 9/30/2024 Third-party research and management estimates as of 9/30/2024 Total liquidity represents cash balance as of 9/30/2024 plus undrawn $250 million revolver facility. See slide 8 for further information Executing on Growth Plan BROADEN ADDRESSABLE MARKET AND SOLUTIONS ERP & accounting software integrations provide vertical agnostic opportunities Expanded TAM to ~$5.2 trillion(2) through strategic M&A Continuing to grow existing relationships and add new opportunities within existing verticals & ISVs Cash on balance sheet and revolving credit facility gives the Company ample liquidity of $418 million(3) to pursue our capital allocation initiatives such as investing in organic growth, balancing reduction of net leverage, while managing our convertible debt liability, and potentially pursuing M&A Continuing to thoughtfully invest in new product and research & development capabilities EXPANDING EXISTING BUSINESS CONSUMER PAYMENTS BUSINESS PAYMENTS Ended Q3 2024 with 313 credit union clients VISA ACCEPTANCE FASTRACK PROGRAM

Ample Runway in Consumer Payments Third-party research and management estimates as of 9/30/2024 Evolving consumer preferences and technology are requiring clients to embrace payment digitization TOTAL ADDRESSABLE MARKET(1) $1.8Tn VERTICAL END MARKETS 6 ISV INTEGRATION PARTNERS 176 REPAY’s integrated payment processing platform automates and modernizes our clients' operations, resulting in increased cash flow, lower costs, and improved customer experience Loan repayments expertise is core to our efficiency: from tokenization to our clearing & settlement engine Instant Funding accelerates the time at which borrowers receive loans while increasing digital repayments Multipronged go-to-market approach leverages both direct and indirect sales Continuing to invest into deeper ISV integrations, product innovation, and vertical specific technologies

Consumer Payments Offering Omnichannel Capabilities across Modalities Clients in REPAY’s verticals look to partner with innovative vendors that can provide evolving payment functionality and acceptance solutions Credit and Debit Card Processing ACH Processing Instant Funding eCash New & Emerging Payments Virtual Terminal IVR / Phone Pay Mobile Application Web Portal / Online Bill Pay Hosted Payment Page POS Equipment Text Pay PAYMENT MODALITIES PAYMENT CHANNELS REPRESENTATIVE CLIENTS

REPAY’s Growing Business Payments Segment Third-party research and management estimates as of 9/30/2024 $1.2Tn total addressable market Integrations with leading ERP platforms, serving a highly diversified client base across a wide range of industry verticals Expanded into B2B vertical via APS acquisition Cross sell initiative happening within Sage and Acumatica ERPs to add AP solutions TOTAL ADDRESSABLE MARKET(1) $3.4Tn VERTICAL END MARKETS 15+ SUPPLIER NETWORK 333,000+ B2B INTEGRATED SOFTWARE PARTNERS 100 Combined AR and AP automation solution provides a compelling value proposition to clients $2.2Tn total addressable market Fully integrated AP automation platform with electronic payment capabilities including virtual cards and ACH Expanded into AP automation vertical via cPayPlus, CPS, and Kontrol acquisitions Entered the B2B healthcare space through Ventanex acquisition B2B Merchant Acquiring B2B AP Automation

Powerful Business Payments Offering One-stop-shop B2B payments solutions provider REPRESENTATIVE CLIENTS Automated Reporting and Reconciliation Multiple Payment Options Including Virtual Card and Cross Border Vendor Management Client Rebates Deep ERP Integrations Multiple Payment Methods Tracking and Reconciliation Highly Secure ACCOUNTS RECEIVABLE AUTOMATION ACCOUNTS PAYABLE AUTOMATION TotalPay Solution Cash Inflow Cash Outflow Buyers Suppliers

3 Appendix

Q3 2024 Financial Update Note: Not meaningful (NM) for comparison Operating expenses includes SG&A and expenses associated with non-cash impairment loss, the change in fair value of tax receivable liability, change in fair value of contingent consideration, loss on extinguishment of debt, and other income / expenses See “Adjusted EBITDA Reconciliation” on slide 23 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 25 for reconciliation of Adjusted Net Income to its most comparable GAAP measure See “Free Cash Flow Reconciliation” on slide 26 for reconciliation of Free Cash Flow to its most comparable GAAP measure THREE MONTHS ENDED SEPTEMBER 30 CHANGE $MM 2024 2023 AMOUNT %           Revenue $79.1 $74.3 $4.8 6% Costs of Services 17.6 17.6 (0.1) (0%) Gross Profit $61.6 $56.7 $4.9 9% Operating Expenses(1) 30.0 38.5 (8.6) (22%) EBITDA $31.6 $18.1 $13.4 74% Depreciation and Amortization 25.5 26.5 (1.0) (4%) Interest Expense (Income), net 1.3 0.1 1.2 NM Income Tax Expense (Benefit) 1.5 (2.0) 3.5 NM Net Income (Loss) $3.2 ($6.5) $9.7 150% Adjusted EBITDA(2) $35.1 $31.9 $3.2 10% Adjusted Net Income(3) $21.2 $19.9 $1.3 7% Free Cash Flow(4) $48.8 $13.9 $34.9 250%

Q3 & YTD 2024 Adjusted EBITDA Reconciliation Reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. Reflects the loss recognized related to the disposition of Blue Cow. Reflects impairment loss related to a trade name write-off of Media Payments. Reflects a gain on the repurchase of 2026 Notes principal, net of a write-off of debt issuance costs relating to the repurchased principal. Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. Represents compensation expense associated with equity compensation plans. Primarily consists of (i) during the three and nine months ended September 30, 2024, professional service fees incurred in connection with prior transactions, and (ii) during the three and nine months ended September 30, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software. Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course. For the three and nine months ended September 30, 2024, reflects franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel. For the three and nine months ended September 30, 2023, reflects non-recurring payments made to third-parties in connection with an expansion of our personnel, one-time payments to certain partners and franchise taxes and other non-income based taxes. $MM Q3 2024 Q3 2023 YTD 2024 YTD 2023 Net Income (Loss) $3.2 ($6.5) ($6.4) ($39.7) Interest Expense (Income), net 1.3 0.1 0.4 1.4 Depreciation and Amortization(1) 25.5 26.5 79.3 79.1 Income Tax Expense (Benefit) 1.5 (2.0) (0.1) 1.3 EBITDA $31.6 $18.1 $73.2 $42.1 Loss on business disposition(2) – – – 10.0 Non-cash impairment loss (3) – – – 0.1 Gain on extinguishment of debt(4) (13.1) – (13.1) – Non-cash change in fair value of assets and liabilities(5) 6.5 3.2 12.8 3.7 Share-based compensation expense(6) 6.5 5.7 19.3 16.3 Transaction expenses(7) 0.9 0.8 2.0 7.6 Restructuring and other strategic initiative costs(8) 2.2 3.1 7.0 8.5 Other non-recurring charges(9) 0.6 0.9 3.3 5.0 Adjusted EBITDA $35.1 $31.9 $104.3 $93.3

Full Year 2023 Adjusted EBITDA Reconciliation For the years ended December 31, 2023 and 2022, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. Reflects the loss recognized related to the disposition of Blue Cow. Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date. For the year ended December 31, 2023, reflects non-cash goodwill impairment loss related to the Business Payments segment and non-cash impairment loss related to a trade name write-off of Media Payments. For the year ended December 31, 2022, reflects non-cash impairment loss related to trade names write-offs of BillingTree and Kontrol. For the year ended December 31, 2023, reflects the changes in management’s estimates of (i) the fair value of the liability relating to the Tax Receivable Agreement, and (ii) non-cash insurance reserve. For the year ended December 31, 2022, reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. Represents compensation expense associated with equity compensation plans. Primarily consists of (i) during the year ended December 31, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software, and (ii) during the year ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix. Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the years ended December 31, 2023 and 2022. For the year ended December 31, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners. For the year ended December 31, 2022, reflects one-time payments to certain clients and partners, payments made to third-parties in connection with a significant expansion of our personnel, franchise taxes and other non-income based taxes, other payments related to COVID-19 and non-cash rent expense. Beginning in the period ended December 31, 2023, no longer reflects non-cash rent expense. $MM FY 2023 FY 2022 Net Income (Loss) ($117.4) $8.7 Interest Expense (Income), net 1.0 4.2 Depreciation and Amortization(1) 103.9 107.8 Income Tax Expense (Benefit) (2.1) 6.2 EBITDA ($14.6) $126.9 Loss on business disposition(2) 10.0 – Non-cash change in fair value of contingent consideration(3) – (3.3) Non-cash impairment loss (4) 75.8 8.1 Non-cash change in fair value of assets and liabilities(5) 7.5 (66.9) Share-based compensation expense(6) 22.2 20.5 Transaction expenses(7) 8.5 19.0 Restructuring and other strategic initiative costs(8) 11.9 7.9 Other non-recurring charges(9) 5.5 12.3 Adjusted EBITDA $126.8 $124.5

Quarterly Adjusted Net Income Reconciliation Reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. Reflects a gain on the repurchase of 2026 Notes principal, net of a write-off of debt issuance costs relating to the repurchased principal. Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. Represents compensation expense associated with equity compensation plans. Primarily consists of (i) during the three months ended September 30, 2024, professional service fees incurred in connection with prior transactions, and (ii) during the three months ended September 30, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software. Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course. For the three months ended September 30, 2024, reflects franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel. For the three months ended September 30, 2023, reflects non-recurring payments made to third-parties in connection with an expansion of our personnel, one-time payments to certain partners and franchise taxes and other non-income based taxes. Represents amortization of non-cash deferred debt issuance costs. Represents pro forma income tax adjustment effect associated with items adjusted above. ($MM) Q3 2024 Q3 2023 Net Income (Loss)   $3.2 ($6.5) Amortization of acquisition-related intangibles(1)   19.1 19.8 Gain on extinguishment of debt(2)   (13.1) – Non-cash change in fair value of assets and liabilities(3)   6.5 3.2 Share-based compensation expense(4)   6.5 5.7 Transaction expenses(5)   0.9 0.8 Restructuring and other strategic initiative costs(6)   2.2 3.1 Other non-recurring charges(7)   0.6 0.9 Non-cash interest expense(8)   0.8 0.7 Pro forma taxes at effective rate(9) (5.4) (7.8) Adjusted Net Income   $21.2 $19.9

Free Cash Flow Reconciliation 2021 2022 2023 2024 Full Year $MM Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2021 2022 2023 Net Cash provided by Operating Activities $4.8 $12.1 $14.6 $21.8 $13.8 $13.3 $25.3 $21.8 $20.8 $20.0 $28.0 $34.9 $24.8 $31.0 $60.1 $53.3 $74.2 $103.6 Capital expenditures                               Cash paid for property and equipment (0.6) (0.3) (0.9) (0.9) (0.6) (1.3) (0.8) (0.6) (0.5) 0.4 (0.9) (0.2) (0.1) (0.5) (0.2) (2.9) (3.2) (0.7) Cash paid for capitalized software development costs (1) (4.6) (5.2) (5.2) (5.7) (7.0) (5.1) (8.7) (7.4) (13.2) (10.4) (13.1) (12.9) (11.0) (11.2) (11.0) (20.6) (33.6) (50.1) Total capital expenditures (5.2) (5.5) (6.1) (6.7) (7.6) (6.3) (9.5) (7.9) (13.7) (10.0) (14.0) (13.1) (11.1) (11.7) (11.2) (23.5) (36.8) (50.8) Free Cash Flow ($0.4) $6.6 $8.5 $15.2 $6.2 $7.0 $15.9 $13.9 $7.1 $10.0 $13.9 $21.8 $13.7 $19.3 $48.8 $29.8 $37.4 $52.8 Adjusted EBITDA $20.5 $20.4 $24.5 $27.8 $29.3 $27.6 $31.7 $35.9 $30.9 $30.3 $31.9 $33.5 $35.5 $33.7 $35.1 $93.2 $124.5 $126.8 Free Cash Flow Conversion(2) (2%) 32% 35% 54% 21% 25% 50% 39% 23% 33% 44% 65% 38% 57% 139% 32% 30% 42% Historical periods beginning Q3 2023 reflect cash paid for intangibles assets that exclude acquisition costs that are capitalized as channel relationships Represents Free Cash Flow / Adjusted EBITDA Year to Date $MM Q3 2023 Q3 2024 Net Cash provided by Operating Activities $68.8 $115.8 Capital expenditures     Cash paid for property and equipment (1.1) (0.8) Cash paid for capitalized software development costs (36.7) (33.3) Total capital expenditures (37.7) (34.1) Free Cash Flow $31.0 $81.8 Adjusted EBITDA $93.3 $104.3 Free Cash Flow Conversion(2) 33% 78%

Depreciation and Amortization Detail Note Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles $MM Q3 2024 Q3 2023 Acquisition-related intangibles $19.1 $19.8 Software 6.0 6.4 Amortization $25.1 $26.2 Depreciation 0.4 0.3 Total Depreciation and Amortization $25.5 $26.5

Revenue and Gross Profit Growth Reconciliations Q3 2024 $MM Consumer Payments Business Payments Total Company Revenue Growth 1% 58% 6% Acquisitions / (Divestitures) impact n/a n/a n/a Organic Revenue Growth 1% 58% 6% Political Media contribution / (impact) n/a 55% 7% Organic Revenue Growth, excl. political media 1% 3% (1%) Q3 2024 $MM Consumer Payments Business Payments Total Company Gross Profit Growth 2% 67% 9% Acquisitions / (Divestitures) impact n/a n/a n/a Organic Gross Profit Growth 2% 67% 9% Political Media contribution / (impact) n/a 63% 8% Organic GP Growth, excl. political media 2% 4% 1%

Gross Profit Growth Reconciliation 2023 2024 $MM Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 YTD Gross Profit Growth 11% 8% 3% 2% 6% 9% 7% 9% 8% Acquisitions / (Divestitures) impact (2%) (4%) (6%) (6%) (4%) (2%) n/a n/a (1%) Organic Gross Profit Growth 13% 12% 9% 8% 10% 11% 7% 9% 9% Political Media contribution / (impact) (<1%) (2%) (3%) (5%) (3%) 1% 2% 8% 4% Organic GP Growth excl. political media 13% 14% 12% 13% 13% 10% 5% 1% 5%

Historical Segment Details Note: Historical periods reflect the reclassification of revenue and gross profit between Consumer Payments and Business Payments segments 2022 2023 2024 Full Year $MM Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2022 2023 Consumer Payments $61.1 $59.8 $63.0 $64.3 $69.9 $65.9 $68.7 $71.1 $76.1 $69.3 $69.2 $248.2 $275.7 Business Payments 8.9 9.9 11.4 12.3 8.7 9.8 9.7 9.9 9.7 10.6 15.3 42.6 38.1 Intercompany eliminations (2.4) (2.3) (2.9) (4.0) (4.1) (4.0) (4.1) (5.0) (5.1) (5.0) (5.3) (11.6) (17.1) Revenue $67.6 $67.4 $71.6 $72.7 $74.5 $71.8 $74.3 $76.0 $80.7 $74.9 $79.1 $279.2 $296.6 Consumer Payments $47.5 $46.1 $49.7 $53.1 $54.6 $51.7 $53.6 $56.2 $59.6 $55.5 $54.9 $195.5 $216.1 Business Payments 5.9 7.0 8.1 8.6 6.0 7.2 7.2 7.5 7.0 8.0 12.0 30.4 28.0 Intercompany eliminations (2.4) (2.3) (2.9) (4.0) (4.1) (4.0) (4.1) (5.0) (5.1) (5.0) (5.3) (11.6) (17.1) Gross Profit $51.0 $50.7 $54.9 $57.8 $56.6 $54.9 $56.7 $58.7 $61.5 $58.6 $61.6 $214.4 $226.9 Consumer Payments 77.8% 77.0% 79.0% 82.6% 78.1% 78.4% 78.0% 79.0% 78.3% 80.2% 79.3% 78.8% 78.4% Business Payments 66.5% 70.0% 70.4% 70.1% 69.5% 73.3% 74.1% 76.6% 72.8% 75.7% 78.5% 71.4% 73.5% Gross Profit Margin 75.5% 75.2% 76.8% 79.5% 75.9% 76.5% 76.3% 77.3% 76.2% 78.2% 77.8% 76.8% 76.5%